Servicing	12 Months Ended
Dec. 31, 2019
Servicing Asset [Abstract]
SERVICING

NOTE 7: SERVICING

Loans serviced for others are not included in the accompanying consolidated statements of condition.  At December 31, 2019 and 2018, the Bank serviced 195 and 206 residential mortgage loans for others, respectively. The unpaid principal balances of mortgage loans serviced for others were $11.8 million and $11.9 million at December 31, 2019 and 2018, respectively.  The balance of capitalized servicing rights included in other assets at December 31, 2019 and 2018, was $19,000 and $16,000, respectively.

The following summarizes mortgage servicing rights capitalized and amortized:

(In thousands)	2019	2018
Mortgage servicing rights capitalized	$16	$-
Mortgage servicing rights amortized	$13	$12